UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2010

Generac Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

S45 W29290 Hwy. 59
Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip Code)

(262) 544-4811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

Generac Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders on June 4, 2010 in Waukesha, Wisconsin.  The following matters were voted upon at the Annual Meeting of Stockholders:

1.                                       The nominees for election to the Company’s board of directors were elected, each to serve until the Company’s 2013 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.  The voting results were as follows:

Nominee	Voted For	Withhold	Broker Non- Votes
Aaron Jagdfeld	57,099,576	7,711,427	618,157
John D. Bowlin	53,314,192	11,496,811	618,157
Timothy Walsh	53,313,792	11,497,211	618,157

2.                                       The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2010. The voting results were as follows:

Voted For	Voted Against	Abstentions
65,421,611	5,873	1,676

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAC HOLDINGS INC.

/s/ York A. Ragen
	Name:	York A. Ragen
Date: June 10, 2010	Title:	Chief Financial Officer